INVESCO COMBINATION STOCK & BOND FUNDS, INC.

                                 CIK 0000913126

                           1940 Act File No. 811-8066

                                     EXHIBIT

SUB-ITEM 77Q1(a)(i)     Articles of  Amendment  and  Restatement  of Articles
                        of Incorporation of INVESCO Combination Stock & Bond
                        Funds,  Inc.,  which  were  previously  filed with
                        Post-Effective  Amendment No. 11 to INVESCO  Combination
                        Stock & Bond Funds, Inc.'s Registration  Statement filed
                        on  December  31,  1999  and   incorporated   herein  by
                        reference.